UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                          Date of Report: May 30, 2006
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                                  ABIOMED, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                  04-2743260
(State or other Jurisdiction                 (IRS Employer Identification
       of Incorporation)                               Number)

                                     0-20584
                            (Commission File Number)

                              22 Cherry Hill Drive
                                Danvers, MA 01923
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 777-5410
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On May 30, 2006, Charles B. Haaser, who was serving as our principal accounting officer, notified us of his decision to resign his position with the company for personal reasons relating to his acceptance of a position with another company. Daniel J. Sutherby, our current Chief Financial Officer, will assume the function of principal accounting officer effective immediately.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ABIOMED, Inc.



                                   By:    /s/ Daniel J. Sutherby
                                          --------------------------------------
                                          Daniel J. Sutherby
                                          Chief Financial Officer



Date:  June 1, 2006